UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 3, 2017

Date of Report (Date of earliest event reported)

NCS Multistage Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38071	46-1527455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19450 State Highway 249, Suite 200

Houston, Texas 77070

(Address of principal executive offices) (Zip code)

(281) 453-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

On August 3, 2017,  NCS Multistage Holdings, Inc. (the “Company”) entered into employment agreements with each of Robert Nipper, the Chief Executive Officer,  Tim Willems, the Chief Operations Officer, Ryan Hummer, the Chief Financial Officer, and Wade Bitter, the Chief Accounting Officer (each of whom is referred to herein as an “Executive”).  The agreements provide for an initial term of three years and will automatically renew thereafter for additional one year-terms. The agreements provide that the Executives will receive an annualized base salary subject to increases as determined by the Board of Directors (the “Board”) (currently $450,000 for Mr. Nipper, $330,000 for Mr. Willems, $330,000 for Mr. Hummer and $310,000 for Mr. Bitter). The agreements also provide that the Executives are eligible to receive an annual cash bonus award pursuant to the Company’s then annual cash bonus plan based upon the achievement of annual performance targets established by the Board at the beginning of each such calendar year (target annual bonus amounts are equal to 105% of base salary for Mr. Nipper, 80% of base salary for Mr. Willems, 75% of base salary for Mr. Hummer and 75% of base salary for Mr. Bitter and the maximum annual bonus that may be paid to each Executive is 200% of base salary).

If the Executive’s employment is terminated by the Company other than for Cause (as such term is defined in the Executive’s employment agreement), the Executive resigns for Good Reason (as such term is defined in the Executive’s employment agreement) or if Company does not renew the employment agreement, then in addition to any accrued but unpaid base salary and any earned but unpaid annual bonus for the year prior to the year of termination, the Company must provide the Executive an amount equal to the pro-rated bonus the Executive would otherwise have received for the fiscal year of termination based on actual performance, one times (two times in the case of Mr. Nipper) the sum of Executive’s then-current base salary and target bonus, and the full premium for health benefits elected by the Executive under COBRA for the twenty four-month period following the date of termination. In addition, notwithstanding anything to the contrary in an award agreement governing the Executive’s equity incentive awards, the Executive’s unvested equity incentive awards that are outstanding on the Executive’s termination date shall remain outstanding and eligible to vest on the same vesting schedule set forth in the applicable award agreement, subject to the Executive’s compliance with certain restrictive covenants, and any stock options that vest following the Executive’s termination date may be exercised for ninety days following the applicable vesting date and will be forfeited if not exercised during such period.

If the Executive’s employment is terminated other than for Cause, the Executive resigns for Good Reason or the Company does not renew the employment agreement, each within twenty-four months following a change of control, then, in addition to any accrued but unpaid base salary and any earned but unpaid annual bonus for the year prior to the year of termination, the Company must provide the Executive an amount equal to the pro-rated bonus the Executive would otherwise have received for the fiscal year of termination based on actual performance, two times (three times in the case of Mr. Nipper) the sum of Executive’s then-current base salary and target bonus, and the full premium for health benefits elected by the Executive under COBRA for the twenty four-month period following the date of termination. In addition, notwithstanding anything to the contrary in an award agreement governing the Executive’s equity incentive awards, the Executive’s unvested equity incentive awards that are outstanding as of the Executive’s termination date shall fully vest on the termination date.

The severance benefits above are subject to the Executives execution of a release of certain claims and continued compliance with the restrictive covenants contained in the respective agreement. The agreements include perpetual confidentiality provisions, a mutual non-disparagement provision, as well as provisions relating to non-competition and non-solicitation that apply during employment and for one year following a termination of employment.

The foregoing description of the employment agreements with each Executive does not purport to be complete and is qualified in its entirety by reference to the terms of such employment agreements, a copy of which are attached hereto as Exhibit 10.1 through 10.4 and incorporated by reference herein.

Form of Executive Award Agreements

On August 3, 2017, the Board approved certain form of award agreements under the 2017 Equity Incentive Plan for executive officers including an updated Form of Stock Option Award Agreement and Form of Restricted Stock Unit Agreement.

The Form of Stock Option Award Agreement and Form of Restricted Stock Unit Agreement are filed herewith as Exhibit 10.5 and 10.6, respectively, and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description
10.1	Amended and Restated Employment Agreement between NCS Multistage Holdings, Inc. and Robert Nipper, dated as of August 3, 2017.
10.2	Amended and Restated Employment Agreement between NCS Multistage Holdings, Inc. and Tim Willems, dated as of August 3, 2017.
10.3	Employment Agreement between NCS Multistage Holdings, Inc. and Ryan Hummer, dated as of August 3, 2017.
10.4	Amended and Restated Employment Agreement between NCS Multistage Holdings, Inc. and Wade Bitter, dated as of August 3, 2017.
10.5	Form of Stock Option Award Agreement under the 2017 Equity Incentive Plan for executive officers.
10.6	Form of Restricted Stock Unit Award Agreement under the 2017 Equity Incentive Plan for executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2017	NCS Multistage Holdings, Inc.

	By:	/s/ Ryan Hummer
Ryan Hummer
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Amended and Restated Employment Agreement between NCS Multistage Holdings, Inc. and Robert Nipper, dated as of August 3, 2017.
10.2	Amended and Restated Employment Agreement between NCS Multistage Holdings, Inc. and Tim Willems, dated as of August 3, 2017.
10.3	Employment Agreement between NCS Multistage Holdings, Inc. and Ryan Hummer, dated as of August 3, 2017.
10.4	Amended and Restated Employment Agreement between NCS Multistage Holdings, Inc. and Wade Bitter, dated as of August 3, 2017.
10.5	Form of Stock Option Award Agreement under the 2017 Equity Incentive Plan for executive officers.
10.6	Form of Restricted Stock Unit Award Agreement under the 2017 Equity Incentive Plan for executive officers.